UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 29, 2004


                     METTLER-TOLEDO INTERNATIONAL INC.

           (Exact name of registrant as specified in its charter)






         Delaware                File No. 001-13595           13-3668641
 (State of incorporation)     (Commission File Number)      (IRS Employer
                                                          Identification No.)



                       Im Langacher, P.O. Box MT-100

                      CH-8606, Greifensee, Switzerland

                   -------------------------------------

            (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code: +41-1-944-2211

ITEM 9.   REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operation and Financial Condition." The information furnished in this Form 8-K and the Exhibit attached hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 29, 2004, Mettler-Toledo International Inc.
("Mettler-Toledo") issued a press release (the "Release") setting forth its financial results for the three months ended March 31, 2004. A copy of the Release is furnished hereto as Exhibit 99.1 to this report.

NON-GAAP FINANCIAL MEASURES

     Mettler-Toledo supplements its U.S. GAAP results with non-GAAP financial measures. The principal non-GAAP financial measures
Mettler-Toledo uses are Adjusted Operating Income and Free Cash Flow.

Adjusted Operating Income

     Mettler-Toledo defines Adjusted Operating Income as gross profit less research and development, selling, general and administrative expenses and restructuring charges, before amortization, interest, other charges and taxes. The most directly comparable U.S. GAAP financial measure is net earnings.

     Mettler-Toledo believes that Adjusted Operating Income is important supplemental information for investors. Adjusted Operating Income is used internally as the principal profit measurement by its segments in their reporting to management. Mettler-Toledo uses this measure because it excludes amortization, interest, other charges and taxes, which are not allocated to the segments.

     On a consolidated basis, Mettler-Toledo also believes Adjusted Operating Income is an important supplemental method of measuring profitability. It is used internally by senior management for measuring profitability and setting performance targets for managers, and has historically been used as one of the means of publicly providing guidance on possible future results. Mettler-Toledo also believes that Adjusted Operating Income is an important performance measure because it provides a measure of comparability to other companies with different capital or legal structures, which accordingly may be subject to disparate interest rates and effective tax rates, and to companies which may incur different amortization expenses or impairment charges related to intangible assets.

     Adjusted Operating Income is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Operating Income is not intended to represent operating income under U.S. GAAP and should not be considered as an alternative to net earnings as an indicator of Mettler-Toledo's performance because of the following limitations.

Limitations of Mettler-Toledo's non-GAAP measure, Adjusted Operating Income

     Mettler-Toledo's non-GAAP measure, Adjusted Operating Income, has certain material limitations as follows:

     o It does not include interest expense. Because Mettler-Toledo has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted Mettler-Toledo in generating revenue. Therefore any measure that excludes interest expense has material limitations.

     o It does not include taxes. Because payment of taxes is a necessary and ongoing part of Mettler-Toledo's operations, any measure that excludes taxes has material limitations.

     o It excludes amortization expense and other charges. Because these items are recurring, any measure that excludes them has material limitations.

Free Cash Flow

     Mettler-Toledo defines Free Cash Flow as net cash provided by operating activities less capital expenditures and refinancing fees before restructuring payments. The most directly comparable U.S. GAAP financial measure is net cash provided by operating activities.

     Mettler-Toledo believes Free Cash Flow is important supplemental information for investors. It is used internally by senior management for measuring operating cash flow generation and setting performance targets for managers, and has historically been used as one of the means of providing guidance on possible future cash flows.

     Free Cash Flow is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Free Cash Flow is not intended to represent net cash provided by operating activities recorded under U.S. GAAP and should not be considered as an alternative to net cash provided by operating activities as an indicator of Mettler-Toledo's performance because of the following limitations.

Limitations of Mettler-Toledo's non-GAAP measure, Free Cash Flow

     Mettler-Toledo's non-GAAP measure, Free Cash Flow, has certain material limitations as follows:

     o It includes purchases of property, plant and equipment and refinancing fees, which are not considered to be components of net cash provided by operating activities under U.S. GAAP. Therefore any measure that includes purchases of property, plant and equipment and refinancing fees has material limitations.

     o It excludes restructuring payments, which are considered to be a component of net cash provided by operating activities under U.S. GAAP. Therefore any measure that excludes restructuring payments has material limitations.

     Adjusted Operating Income and Free Cash Flow should not be relied upon to the exclusion of U.S. GAAP financial measures, but reflect additional measures of comparability and means of viewing aspects of Mettler-Toledo's operations that, when viewed together with its U.S. GAAP results and the accompanying reconciliations to net earnings and net cash provided by operating activities, provide a more complete understanding of factors and trends affecting its business.

     Because Adjusted Operating Income and Free Cash Flow are not standardized, it may not be possible to compare with other companies' non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

     The Release provides a reconciliation of Adjusted Operating Income and Free Cash Flow to the most comparable financial measures recorded under U.S. GAAP.


EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release, dated April 29, 2004, issued by Mettler-Toledo International Inc.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    METTLER-TOLEDO INTERNATIONAL INC.

Dated:  April 29, 2004              By:   /s/  Dennis W. Braun
                                        -------------------------------
                                         Dennis W. Braun

                                         Chief Financial Officer